UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 18, 2015

VIASPACE Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-110680	76-0742386
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

382 N. Lemon Ave., Ste. 364, Walnut, California		91789
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-768-3360

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2015, the Registrant agreed to issue Ms. Angelina Galiteva, Director of the Registrant, 7,750,000 non-qualified stock options out of its existing stock option plan. 50% of the stock options will vest immediately with the remaining 50% vesting quarterly over two years. The stock options were issued at $0.0041 per share.

On September 18, 2015, the Registrant agreed to issue Dr. Kevin Schewe, Chairman and Director of the Registrant, 46,000,000 non-qualified stock options out of its existing stock option plan. 50% of the stock options will vest immediately with the remaining 50% vesting quarterly over two years. The stock options were issued at $0.0041 per share.

On September 18, 2015, the Registrant agreed to issue Mr. Khurram Irshad, Director of the Registrant, 3,000,000 non-qualified stock options out of its existing stock option plan. 50% of the stock options will vest immediately with the remaining 50% vesting quarterly over two years. The stock options were issued at $0.0041 per share.

On September 18, 2015, the Registrant agreed to issue Dr. Carl Kukkonen, CTO and Director of the Registrant, 35,000,000 non-qualified stock options out of its existing stock option plan. 50% of the stock options will vest immediately with the remaining 50% vesting quarterly over two years. The stock options were issued at $0.0041 per share.

On September 18, 2015, the Registrant agreed to issue Mr. Stephen Muzi, CFO of the Registrant, 23,250,000 non-qualified stock options out of its existing stock option plan. 50% of the stock options will vest immediately with the remaining 50% vesting quarterly over two years. The stock options were issued at $0.0041 per share.

Additionally, the Registrant and its officers and directors agreed to cancel 80,000,000 stock options that were previously issued to the following directors and officers: 7,750,000 stock options to Ms. Galiteva; 11,000,000 stock options to Dr. Schewe; 3,000,000 stock options to Mr. Irshad; 35,000,000 stock options to Dr. Kukkonen; and 23,250,000 stock options to Mr. Muzi.

Additionally, the Registrant, Dr. Kukkonen and Mr. Muzi agreed to modify certain terms of previously issued stock option grants that were issued on July 30, 2012 and June 22, 2015. The strike price of these stock options were not modified, but the type of stock option was modified along with the post-termination exercise period.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE Inc.

September 24, 2015	By:	Stephen J. Muzi

Name: Stephen J. Muzi
Title: Chief Financial Officer